UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  November 30, 2008
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                                 CopyTele, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        1-11254                                          11-2622630
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(Commission File Number)                       (IRS Employer Identification No.)


 900 Walt Whitman Road, Melville, NY                              11747
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(Address of Principal Executive Offices)                        (Zip Code)


                                 (631) 549-5900
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
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            Appointment of Certain Officers; Compensatory Arrangements of
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            Certain Officers.
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The employment of Frank J. DiSanto, President of CopyTele, Inc. (the "Company"),
terminated effective November 30, 2008. The Company has not appointed a replacement as President. The responsibilities of the office of President will be performed by Denis A. Krusos, the Company's Chairman and Chief Executive Officer. Mr. Krusos's biographical description set forth in Item 10 of the Company's Form 10-K for its fiscal year ended October 31, 2007 is incorporated by reference herein.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      COPYTELE, INC.

Date: December 4, 2008                By: /s/ Denis A. Krusos
                                          -------------------
                                          Denis A. Krusos
                                          Chairman of the Board, Chief Executive
                                          Officer, and President



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